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EXHIBIT 10.1


                                 AMENDMENT NO. 1
                                 ---------------


                           dated as of August 31, 2005


                                      among


                                PAGE FUNDING LLC,
                                -----------------
                                  as Purchaser,


                       CONSUMER PORTFOLIO SERVICES, INC.,
                       ----------------------------------
                             as Seller and Servicer,

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                     ---------------------------------------
                         as Backup Servicer and Trustee

                                     to the

                Amended and Restated Sale and Servicing Agreement
                           dated as of June 29, 2005.



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                               AMENDMENT NO. 1 TO
                AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

         AMENDMENT NO. 1, dated as of August 31, 2005 (the "AMENDMENT") by and among PAGE FUNDING LLC, a Delaware limited liability company (the "PURCHASER"), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (in its capacities as Backup Servicer, the "BACKUP SERVICER" and as Trustee, the "TRUSTEE," respectively).

                              PRELIMINARY STATEMENT

         Reference is made to the Amended and Restated Sale and Servicing Agreement dated as of June 29, 2005, among PAGE FUNDING LLC, CONSUMER PORTFOLIO SERVICES, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION, ("SALE AND SERVICING AGREEMENT").

                                    RECITALS

         WHEREAS, PAGE FUNDING LLC, CONSUMER PORTFOLIO SERVICES, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (collectively, the "AMENDING PARTIES") have executed the Sale and Servicing Agreement and the Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below.

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

SECTION 1.1. DEFINED TERMS. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in the Annex A to the Sale and Servicing Agreement, as identifiable from the context in which such term is used.


                                   ARTICLE II
                                   ----------

                                    AMENDMENT

SECTION 2.1. AMENDMENT TO ANNEX A TO THE SALE AND SERVICING AGREEMENT.

                  (a) In Annex A to the Sale and Servicing Agreement, the definition of "MAXIMUM INVESTED AMOUNT", is hereby amended and restated in its entirety to read as follows:

                           "MAXIMUM INVESTED AMOUNT" means $200,000,000.


                                       2


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                                  ARTICLE III
                                  -----------

                                  EFFECTIVENESS

SECTION 3.1. EFFECTIVE DATE. This Amendment shall be effective as of the date of this Amendment upon execution and delivery by the parties hereto of this Amendment.

                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

SECTION 4.1. RATIFICATION. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under any of the Insurance Agreements, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any of the Insurance Agreements, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect.

SECTION 4.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 4.4. HEADINGS. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Series Supplement and shall not affect the construction or interpretation of this Amendment or Series Supplement or any provisions hereof or thereof.


                  [Remainder of page intentionally left blank.]



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Signature Page to Amend. No. 1 to Amended and Restated Sale and Servicing
Agreement

         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.


                         PAGE FUNDING LLC, as Purchaser


                          By: ________________________
                          Name:
                          Title:


                          CONSUMER PORTFOLIO SERVICES, INC., as Seller


                          By: ________________________
                          Name:
                          Title:


                          CONSUMER PORTFOLIO SERVICES, INC., as Servicer


                          By: ________________________
                          Name:
                          Title:


                          WELLS FARGO BANK, NATIONAL ASSOCIATION,
                          not in its individual capacity, but solely as Backup Servicer and Trustee


                          By: ________________________
                          Name:
                          Title: